INTERNATIONAL EQUITY FUND
EMERGING MARKETS EQUITY FUND
---------------------------------------

ANNUAL REPORT
DECEMBER 31, 1998

WHERE LEADING MONEY MANAGERS CONVERGE

                   MANAGERS INTERNATIONAL EQUITY FUND
                MANAGERS EMERGING MARKETS EQUITY FUND

                               ANNUAL REPORT
                           DECEMBER 31, 1998

                            TABLE OF CONTENTS


                                  							       	                      BEGINS
							      	                                                        ON PAGE
                                                                      --------
President's Message..................................................    1
The Managers Funds Performance.......................................	   3
 	Complete performance table for all of The Managers
  Funds as of December 31, 1998
Investment Manager's Comments........................................    4
 	Discussion of investment results during the period
  and cumulative total return graphs versus relevant indices
Summary of Industry Weightings and Top Ten Holdings..................   15
  Side by side comparison of the Funds' sector breakdown
  and top ten holdings
Summary of Country Allocations.......................................   16
  Side by side comparison of the Funds' country breakdown
Schedules of Portfolio Investments...................................   17
 	Detailed portfolio listings by security type and industry
 	sector, as valued at December 31, 1998
Statements of Assets and Liabilities.................................   25
 	Fund balance sheets, Net Asset Value (NAV) per share
  computation and cumulative undistributed amounts
Statements of Operations.............................................   26
 	Details of income, fund expenses, and realized and
 	unrealized gains (losses) during the period
Statements of Changes in Net Assets..................................   27
 	Detail of changes in fund assets and distributions to
 	shareholders for the past two periods
Financial Highlights.................................................   28
 	Historical net asset values, distributions, total returns,
	 expense ratios, turnover ratios and net assets
Notes to Financial Statements........................................   30
	 Accounting and distribution policies, details of agreements
	 and transactions with fund management and description of
	 certain investment risks
Report of Independent Accountants....................................   37


[FN]

Investments in The Managers Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. Shares of the funds are not federally insured by the Federal Deposit Insurance Corp., the Federal Reserve Board, or any governmental agency.


PRESIDENT'S MESSAGE
----------------------------------------------------------------

[PHOTO OF PRESIDENT]

DEAR FELLOW SHAREHOLDER:

  The past year will be remembered as one of the most tumultuous years for financial assets in recent history. While the U.S. economy grew steadily throughout the year and inflation remained very moderate, several important events sent financial markets throughout the world on a roller-coaster of valuation.

  Early in the year, despite continued uncertainty about the health of many emerging economies, U.S. equity and fixed-income markets rose as continued growth in gross domestic product (GDP) and the reality of low inflation encouraged investors and consumers. Consumer spending continued to rise along with personal income, while unemployment reached post-WWII lows. As might be expected, consumer confidence estimates reached all-time highs.

  During the summer, however, the continuing problems in foreign economies
threw a wrench into the works.   A 7.7% drop in exports confirmed that the
economic crises in the Far East was having an impact on the U.S. economy, and raised the possibility that the emerging markets could drag relatively healthy developed markets, including the U.S., into recession. In mid-August, Russia devalued its currency by one third and defaulted on much of its debt to foreign creditors. Long Term Capital Management (LTCM), a hedge fund consisting of some of the "smartest money" on Wall Street, had to be bailed out by a consortium of large investment banking institutions after LTCM's funds lost nearly 90 percent of their value. The Malaysian government instituted capital controls over its currency, effectively eliminating further foreign investment. These events set off a vicious cycle that led to sharp declines of almost all of the world's financial markets. In addition, U.S. manufacturing activity and construction spending leveled off and U.S. job growth grew at a slower than expected pace in September. Again, not surprisingly, consumer confidence fell for three straight months into September. From their peak in mid-July most foreign and domestic stock indices fell 20% or more by the end of August. Liquidity in the credit markets dwindled as dealers and investors attempted to reduce their risk exposure at all costs, sending corporate bond and all lower credit quality debt prices lower. The beneficiaries were U.S. Treasury securities along with a few other countries' government debt which rose dramatically in price during the period.

  In reaction to these events and the market weakness, the Federal Reserve

--------------------------------------------------------------------------

Board reduced the Federal Funds Rate by one quarter percentage point on September 29th, and followed that with a surprise reduction in mid-October. In explaining his decision, Fed Chairman Greenspan told the Senate Budget Committee that "deteriorating foreign economies and their spillover to domestic markets have increased the possibility that the slowdown in the growth of the American economy will be more than sufficient to hold inflation in check." Several foreign central banks augmented the Fed's move by reducing their own rates.

  The global equity markets celebrated the rate reductions along with some encouraging corporate earnings news by surging to one of their best quarterly performances ever. Before the end of the calendar year, the broad large and medium capitalization indices were hitting all-time highs.

  The increased volatility of the financial markets was clear evidence that the success of the markets depends heavily on the continuation of a near perfect environment; low inflation, high employment, an extended economic expansion, strong corporate earnings driven by structural and technological improvements, and low interest rates. Any threats to this environment will likely trigger more volatility and dispersion of investment results. Now more than ever, we believe that past performance is no guarantee of future results, and that diversification is very important.

  This past year was also a successful one for The Managers Funds. Most of our funds performed within or exceeded our expectations during the year. In February, we successfully launched a new fund, Managers Emerging Markets Equity Fund. Although the emerging markets were not a particularly profitable area of investment in 1998, we believe that there is excellent
opportunity going forward.   We made one investment manager change during
the year in Managers Capital Appreciation Fund, which, incidentally, had a very successful year. Please see page 3 for the performance results of all of our funds.

  I would like to take this opportunity to personally thank Bill Graulty, who recently retired from the Funds' Board of Trustees, for his many years of service to our shareholders. Bill has been a Trustee to the Funds since their inception in 1984. Early in 1999 a proxy vote will be held to elect a replacement for Bill Graulty. We wish him well in his future endeavors.

  As always, should you have any questions about this report, please feel free to contact us at 1-800-835-3879.

  We thank you for your continued investment in The Managers Funds.

Sincerely,

/S/ ROBERT P. WATSON

Robert P. Watson

President

THE MANAGERS FUNDS PERFORMANCE (unaudited)
All periods ending December 31, 1998
-----------------------------------------------------------------

                  	 	AVERAGE ANNUAL TOTAL RETURNS
            --------------------------------------------------------
                                              					 SINCE 	INCEPTION MORNINGSTAR
                   1 YEAR 3 YEARS	5 YEARS	10 YEARS	INCEPTION 	DATE   	RATING**
                   ------ ------- ------- -------- -------- -------  ---------
Equity Funds:
Income Equity Fund 	11.77%	18.49%	 17.68% 	14.43%  	15.22% 	Oct. '84	   ***
Capital Appreciation
   Fund            	57.41%	26.34% 	21.51% 	18.36%  	17.77% 	Jun. '84	   ****
Special Equity Fund 	0.20%	15.88%	 15.35%	 16.64%	  15.80% 	Jun. '84	   ***
International
   Equity Fund     	14.54%	12.70%	 11.16% 	11.62%  	14.05% 	Dec. '85 	  ****
Emerging Markets
   Equity Fund       	--    	--     	--     	--	   (22.60)%	Feb. '98     	NA

Income Funds:
Short & Intermediate
    Bond Fund        	5.36%	5.13%  	4.23%  	7.13%   	8.15%	 Jun. '84	   ***
Intermediate
    Mortgage Fund    	6.08%	5.84%  	0.83%  	6.72%   	7.12%  	May '86	   *
Bond Fund            	3.34%	6.19%  	7.77%  	9.75%  	10.73% 	Jun. '84    ***
Global Bond Fund    	19.27%	7.64%    	--	    --     	8.24% 	Mar. '94	   **
Money Market Fund    	5.25%	5.36%  	4.94%	  5.19%   	5.83% 	Jun. '84   	NA

---------------------------------------------------------------------------
[FN]

Past performance is no guarantee of future results. Investment returns and share price will fluctuate. The redemption price of a mutual fund may be more or less than the purchase price. For additional or more recent information on any of the Managers Funds, please call The Managers Funds at (800)835-3879, or your investment adviser. Please read the prospectus carefully before you invest.


* Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect fee waivers or the reimbursement of fund expenses as described in the prospectus. No adjustment has been
made	for taxes payable by shareholders on their reinvested dividends and capital gain distributions.  Returns for periods greater than one year
are	annualized.

**Morningstar proprietary ratings reflect risk-adjusted performance through 12/31/98 and are subject to change every month. The ratings are by asset class and are calculated from the funds' three-, five- and ten-year returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day
Treasury bill returns. For the three-, five- and ten-year periods, respectively, each of the Equity Funds other than the International Equity Fund was rated against 2,821, 1,721 and 751 equity funds, the International
Equity Fund was rated against 872, 417 and 124 international equity funds, and each of the Income Funds was rated against 1,499, 998 and 378 taxable fixed-income funds. Ten percent of the funds in each asset class receive five stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars and 10% receive 1 star.


----------------------------------------------------------------------------
MANAGERS INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------

MANAGERS INTERNATIONAL EQUITY FUND, managed by The Managers Funds, L.P. since its inception in 1985, seeks long-term capital appreciation through investment in non-U.S. equity securities. The Managers Funds currently utilizes two independent sub-advisors who each manage approximately half of the total portfolio: William Holzer of Scudder Kemper, Investments Inc., (formerly Scudder, Stevens & Clark, Inc.), hired in December 1989, and John Reinsberg, of Lazard Asset Management, who was hired in January 1995.

THE PORTFOLIO MANAGERS

William (Willie) Holzer can be described as a "top down" thematic investor. He views the world as a single global economy as opposed to a collection of
separate country economies.   Willie focuses his efforts by first developing
global investment themes which target the fastest growing or most profitable segments of the global economy. Themes are typically long lived, three or more years, and are developed through the course of business; discussions with company managements or government officials, fundamental and economic analysis, and the tracking of economic, financial and demographic trends. Willie then works with the large group of global securities analysts at Scudder to identify the companies which will potentially benefit from the effects of the themes. These companies will necessarily have attractive fundamentals and reasonable valuations, along with strong company management.

Willie also believes that it is important to distinguish between three types of companies: Domestic companies are those which produce, sell and raise capital all in their home country; International companies are those which produce at home, but sell their products and raise capital anywhere in the world; Global companies are those which produce, sell and raise capital anywhere. Willie will invest in any of these types in order to capitalize on a theme, however, he prefers global companies which generally have the flexibility and resources to exploit global trends. Thus, his portfolio tends to be heavily weighted in large capitalization, multi-national companies. In addition, his portfolio will tend to be concentrated in the developed markets, with only a small portion invested in companies domiciled in less developed or "emerging" markets. However, companies in the portfolio, while domiciled in developed markets, may have operations or
distribution in the emerging markets.   Given the long-term nature of the
themes, his rate of turnover is relatively low and typically in the 40% to 50% annual range.

John Reinsberg, of Lazard Asset Management, pursues what is referred to as a "bottom up" value approach. The portfolio managers and analysts at Lazard focus on individual stocks that they believe are financially productive and inexpensively priced. In order to correctly determine what is inexpensive, they analyze the financial statements in the local language, and refigure the accounting in order to make comparisons across countries and industries. This rigorous accounting validation, performed by a large staff of multi-lingual analysts is one of the keys to Lazard's approach.

John and his team visit and analyze the management and operations of the worthwhile candidates. In purchasing undervalued securities it's important to distinguish companies which will improve their valuation from those which are likely to stay at low valuations. John's goal is to find and invest in companies which are creating value. Value creation can come from improving operations or distribution channels, restructuring management, acquisitions, divestitures, or exploiting new markets.

Country and industry allocation are the result of stock selection, although John manages the structure in order to maintain a reasonable diversification. Given his preference for full and accurate financial disclosure, John tends to have only minimal investments in emerging markets. Although it is improving, financial recording and accounting practices in less developed countries are erratic. As is typical of a value oriented investor, John's portfolio turnover rate is also relatively low and tends to be in a range of 20% to 30% annually.

Some thoughts about currencies.

One of the additional risks of investing in foreign companies is the risk that foreign currency devaluations will decrease the value of your investment when translated back to U.S. Dollars. This risk can also work in reverse and increase the value of your investment. Currency movements are no less difficult to predict than the direction of interest rates; in fact they are related. One of the benefits of international investing is the diversification benefit gained from the difference in return patterns (lower correlation of returns) that foreign stock markets have with U.S. stocks. Much of this differentiation comes from currency movements. This is a long way of saying that much of the diversification benefit of international investing is a result of currency fluctuations.

For this reason, the portfolio managers of the Fund do not, as a policy, hedge all foreign currency exposure in the portfolio back to U.S. Dollars.
In fact, both managers use currency hedges sparingly. Here's why: First, as previously mentioned, it is difficult to predict currency movements, and neither manager believes he can consistently add value by timing currencies. Secondly, the currency exposure of the portfolio is not necessarily reflected in the country allocation. Most of the companies in the portfolio are global companies that may have assets in, and certainly derive revenues from a variety of countries in a variety of currencies. Hence, determining the appropriate hedge ratio would be extremely difficult. We and the managers together believe that the portfolio is well diversified in currencies, and would not benefit from a policy of active hedging or currency management. That said, there are periods when, if the managers believe there is particular risk of volatility in a certain currency, they will use forward foreign exchange contracts to hedge all or a portion of the currency exposure.

THE YEAR IN REVIEW

Managers International Equity Fund provided a total return of 14.5% during 1998 while the Morgan Stanley Capital International - Europe Australasia Far East Index (EAFE) returned 20.0%.

In summary, the Fund's poor performance relative to the benchmark can be attributed to a relatively low allocation in Japanese stocks, and a relatively high allocation in basic material producers. These differences were manifest primarily during the fourth quarter although the entire year was a volatile yet rewarding one in which the Fund outperformed most of its competitor funds.

During the first quarter, European stocks moved sharply higher as a result of the perceived stabilization of the crisis in the Far East, along with low interest rates, low inflation, industry consolidation and the release of positive European economic data. Developed Far Eastern markets such as Japan and Hong Kong performed poorly while the Far Eastern emerging markets rebounded somewhat from their catastrophic performance during the previous year.

The Fund's heavy allocation in European stocks was clearly a benefit during the first quarter, although the holdings did not keep pace with the European averages. Weakness came primarily from the Far Eastern holdings. Despite small positions in the smaller Far Eastern countries which rose dramatically, the bulk of the Far Eastern investments were in Japan, Hong Kong and Australia. The large brand name Japanese multinationals accounted for four of the five biggest detractors to the Fund's performance.


From a sector perspective, strength was broad, however, financial companies, which make up the portfolio's largest sector position added the most value. Financial holdings returned 18% on average during the first quarter, while the capital goods and basic industries positions returned 18% and 14%, respectively.

The Fund outperformed the benchmark in the second quarter primarily as a result of its overweighting in European stocks and underweighting of
Pacific region investments.   It is important to note, however, that the
allocations were a result of stock selection and long-term thematic ideas as opposed to country allocation decisions.


The Fund outperformed many of its competitors because of the performance of individual issues. German software giant, SAP, one of the Fund's long time holdings rose 60% during the second quarter, while other German holdings RWE, Hoechst, Mannesmann, Viag and Deutsche Telekom appreciated significantly. Service sector stocks throughout Europe also performed well, including Mirror Group (publishing), Metro (retailing), and Railtrack (Transportation). Weakness was concentrated in the Far East and emerging markets. The Japanese holdings lost 4% on average, while small positions in many of the small Pacific markets depreciated between 10% and 50% during the second quarter.

In the third quarter, foreign markets traded sharply lower as economic failures in the emerging markets began to
significantly affect financial markets in the developed countries. As large financial institutions and aggressively leveraged investors throughout the world saw their emerging markets portfolios disintegrate, they were forced, by margin calls, to sell any and all "risky" assets. Thus, from mid-July through August, there was indiscriminate selling of securities across all industries and countries. The underlying causes of the downturn were indeed fundamental: deflationary pressures brought on by the explosion in worldwide productivity and capacity; a lack of strong, experienced political leadership in many of the emerging markets; and poor utilization of the large inflows of capital into
developing markets during the recent decade.   Many of the securities that
were sharply devalued, however, continued to have strong fundamental prospects.

From a regional perspective, the Fund's European holdings, which made up approximately 67% of the portfolio, dropped 15% on average during the third quarter. The Pacific holdings lost 13% and the small amount invested in
emerging markets dropped 20% on average.   Small positions in Ghana,
Singapore and Malaysia rose in price. From a sector perspective, the biggest detractors were financial holdings, which suffered as investors became wary of these companies' loans and investments in emerging markets. Consumer durable, capital goods and basic industries positions also fared poorly due to expectations of global deflation. A small position in consumer non-durables rose while utilities, transportation, energy and healthcare holdings fell only moderately during the third quarter. The Fund's defensive positions in U.S. and British Treasury securities performed well.

The Fund's portfolio managers did very little selling during the third quarter, instead adding positions as they came down to compelling valuations. The biggest increase was in the U.K. where eight positions were added across several sectors to bring the U.K weighting up to 20% of the portfolio. In addition, two Singapore bank positions were initiated, in the expectation that these will survive and benefit from the gradual recovery of the emerging economies.


In the fourth quarter the global markets sharply rebounded, largely as a result of a series of interest rate cuts by the U.S. Federal Reserve Bank that were followed by rate cuts from several European central banks. While most global regions offered strong equity returns, the Pacific region, due to brightening economic prospects and a bit more stability, performed the best. In particular, the Japanese Yen rose sharply against the U.S. Dollar so that dollar-based investors in the Japanese stock market earned a 28% return during the fourth quarter.

Much of the Fund's underperformance during the fourth quarter can be attributed to the holdings in Japan. Not only did the Fund maintain a below-market weighting in Japan, but the individual Japanese holdings underperformed the Japanese averages during the fourth quarter. For the past several years, the portfolio managers have emphasized the large globally competitive Japanese exporters such as Sony, Nintendo, and Nissan Motors, while avoiding the ailing Japanese financial companies.
From a long-term perspective this has been a very rewarding strategy. However, the sharply rising Yen put pressure on the pricing and profitability of these exporters during the fourth quarter, while the Japanese financial companies
began to demonstrate the possibility of recovery.   The Fund did, however,
maintain a large allocation in financial stocks other than in Japan, and which rebounded significantly in the fourth quarter.

Another source of the Fund's poor performance during the fourth quarter was its large investment in basic material stocks. While these stocks have performed poorly as a result of falling demand and prices for commodities, the original thesis of deflation-driven consolidation remains intact.

LOOKING FORWARD

One significant change in the global financial markets heading into 1999 has been the introduction of the Euro, the unification of the monetary policies of 11 separate European countries under one central bank. The sub-advisors for the International Equity Fund are encouraged by this change, believing that the unification has the potential to offer efficiencies in all areas of monetary commerce in continental Europe.

Many of the investment themes which the managers were beginning to apply in 1998 remain important as we move into 1999. Although global companies have dominated the portfolio in the past few years, both managers are finding compelling investments among domestic companies (as defined above). These companies have less flexibility to allocate resources across borders but some of them are beginning to follow in the footsteps of the global companies by rationalizing their operations and focusing on shareholder value. In addition, the European companies have an opportunity to benefit from increased flexibility and open markets as a result of the European Monetary Union.

While Scudder's "Secure Streams of Income" theme was generally a drag on performance throughout the year, it was successful in reducing the risk of the portfolio. Scudder will continue adding to this theme in 1999, which involves investing in companies which generate predictable earnings and dividends. As an example, Scudder has continued to add to holdings such as National Grid, a British electric transmission holding company. In addition, Scudder is developing a new theme, "The Empowered Consumer," which seeks to capitalize on the increasing benefits of technology to consumers which results in price arbitrage and more efficient ordering and delivery systems. An example of investments within this theme include British Telecom, Sharp, and TDK. The latter two companies are Japanese businesses which produce non-commodity technologies that benefit from the empowering of consumers.

At Lazard, John Reinsberg will continue to concentrate on finding value within individual stocks, but with a particular focus development with respect to the transition to the Euro, and the possible recovery of the Japanese financial companies.

-----------------------------------------------------------------------
MANAGERS INTERNATIONAL EQUITY FUND
Cumulative Total Return Performance
-----------------------------------------------------------------------

The Managers International Equity Fund's cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested.

 The MSCI EAFE Index is compiled by Morgan Stanley Capital International. It consists of over 1000 large, publicly traded stocks from 20 countries of Europe Australia and the Far East. The Index assumes reinvestment of dividends.

 This chart compares a hypothetical $10,000 investment made in Managers International Equity Fund on December 31, 1988, to a $10,000 investment made in the EAFE for the same period. Past performance is not indicative of future results.

[Line Graph comparing hypothetical $10,000 investment for the past ten years between the International Equity Fund and the MSCI EAFE Index]

                      1988     1989     1990    1991    1992   1993   1994   1995   1996   1997    1998
                     -----     ----    -----    ----    ----   ----   ----   ----   ----   ----   -----
International Equity
  Fund              10,000    11,510  10,384   12,269 12,791  17,681 18,035 20,964  23,641 26,202 30,011
MSCI EAFE Index     10,000    11,080   8,510    9,573  8,439  11,219 12,091 13,446  14,259 14,513 17,413


This table shows the average annual total returns for Managers International Equity Fund for the one-year, five-year and ten-year periods through December 31, 1998, and comparable returns for the EAFE Index.


   AVERAGE ANNUAL TOTAL RETURNS
                                                   ANNUALIZED
                                      ----------------------------------------
                                      ONE YEAR       FIVE YEARS      TEN YEARS
                                      --------      -----------       ---------
Managers International Equity Fund     14.5%          11.2%             11.6%
EAFE Index                             20.0%           9.2%              5.7%


-----------------------------------------------------------------------------
MANAGERS EMERGING MARKETS EQUITY FUND
-----------------------------------------------------------------------------

Managers Emerging Markets Equity Fund, managed by The Managers Funds, L.P. since its inception in February 1998, seeks long-term capital appreciation through investment in companies within countries considered to be emerging or developing by the World Bank or the United Nations. Throughout 1998, The Managers Funds utilized two independent sub-advisors who each managed approximately half of the total portfolio: Bryan Sudweeks of Montgomery Asset Management and Ken King of King Street Advisors. In mid-January 1999, The Managers Funds restructured the Fund so that going forward, only one sub-advisor, Ken King of King Street Advisors will be managing the portfolio.


THE PORTFOLIO MANAGER

Ken King's investment strategy is to earn investment return and manage investment risk by analyzing and actively managing country and industry exposure in the portfolio, and investing in companies within the targeted country and industry ranges which demonstrate strong but, most importantly, profitable earnings growth.


COUNTRY ALLOCATION

Through years of experience analyzing and investing in emerging markets Ken King has come to the belief that the political, economic and financial health of countries within the emerging markets is essential to the success of the companies domiciled within them. In addition, King believes that emerging markets are inefficient in the technical sense that past behavior contains information about future behavior. Individually, they are highly
volatile.   They regularly and predictably overshoot fair value and then, in relatively short periods, revert towards the mean. Market capitalization weighted indices fail to recognize this; the markets that have risen most take on a larger index weight just as it becomes increasingly likely that they will underperform. Poorly performing markets will have a reduced index weight just as the chance of relative outperformance increases. Market capitalization weighted indices thus encourage managers to chase markets and expose portfolios to the risk of being "whipsawed." This reduces returns and increases volatility.

Because of this, King Street Advisors uses a fixed-weight index to define its neutral position. King Street splits the markets into two groups: Top tier are the twelve most liquid markets (countries) and bottom tier are all other eligible markets. Within each tier, all markets are given an equal weight: Top tier markets have a weight of 5.6% so that the neutral allocation in top tier markets is 67% of the portfolio. Bottom tier markets have a weight of 2.6% and make up 33% of the portfolio.


The investment team at King Street analyzes political, economic and market factors for each country and ranks them into favorable, neutral and unfavorable rankings that determine the target allocations within the portfolio. A "favorable" rating means exposure to a country in the
portfolio should match the neutral weight at a minimum.   "Unfavorable"
should match the neutral
weight only at a maximum. A "neutral" ranking implies a band which ranges by 1%-2% on either side of the fixed weight depending on the market's tier.
Among the market factors which King Street analyzes are the recent performance of each country along with an assessment of the availability of attractively valued stocks.

STOCK SELECTION

King Street Advisors are great believers in stock selection. They believe that the quality of company research in the emerging markets is poor. Many companies in the emerging markets have been very successful at destroying shareholder wealth. King Street Advisors' research centers on avoiding companies that generate "profitless growth."

After screening the emerging markets universe for minimum capitalization and liquidity parameters, the King Street investment team analyzes roughly 300 companies in detail.

In order to identify companies which can and will undergo profitable growth, King Street's research entails:

* Studying published accounts and accounting policies for the underlying development of earnings;

* Performing a "duPont Analysis" of return on equity;

* Analyzing the return on invested capital and the economic value added; and

* Analyzing the cash flow, capital spending and capital requirements of each company.

The portfolio is thus constructed from both a top down and a bottom up perspective. It will typically have 40 to 60 stocks of companies exhibiting profitable growth, and will typically be very diversified across emerging market countries. Because of the fixed weight benchmark allocation method described above, the portfolio will typically be underweighted relative to the weightings of the largest three or four emerging countries in the capitalization weighted index. The benchmark for this Fund is the Morgan Stanley Capital International - Emerging Markets Free Index.

It is important to note that the portfolio listed in this report (as of December 31, 1998) is the combination of portfolios of both King Street Advisors and Montgomery Asset Management. Given the change to a single manager format, the portfolio is expected to be restructured somewhat throughout early 1999.

THE YEAR IN REVIEW

Managers Emerging Markets Equity Fund provided a total return of -22.6% from its inception on February 9, 1998 through December 31, 1998. For the same period, the Morgan Stanley Capital International - Emerging markets Free Index (EMF) returned -24.4%.

The Fund was opened for investment on February 9, 1998, with a Net Asset Value of $10.00 per share. From February 9 through March 6 the assets were invested in U.S. Treasury bills until the Fund was large enough to invest in
a diversified portfolio of foreign securities.   From March 6 through March
31, the Fund returned +3.90%. The MSCI Emerging Markets Free Index returned +5.4% for the same period.

During the second quarter, emerging markets traded down sharply as effects from continuing depreciation of currencies in the Far East reverberated around the globe. While there are many types of businesses throughout the emerging markets, many of these countries' economies are heavily biased toward production and exportation of raw materials and basic goods. Since the initial crisis in the second half of 1997, commodities prices have deteriorated as demand, which was partly driven by the infrastructure growth around the globe, has diminished. Thus, even though the financial crisis was focused in the Far East, the effects reverberated to emerging countries in Europe, Africa and Latin America. In addition, many of the smaller Far Eastern countries are dependent on exports to Japan, which was also suffering from serious financial difficulties and a weakening currency.


In the portfolio, there were few bright spots during the second quarter. Ceske Radiokomunikace, a Czech broadcasting company, was added during the quarter and rose 31%. Molope Foods, a South African food and commercial service company appreciated 11%, and two Turkish holdings, Efes Sinai Yatrim, a Coca-Cola bottler, and Yapi ve Kredi Bankasi, a commercial bank, appreciated 10% each during the quarter. Other holdings in Greece, Egypt and Israel rose slightly during the period.

The remainder of the portfolio fell sharply in the second quarter. Worst hit were two Russian energy companies, Unified Energy Systems, and Tatneft, which fell by 60% in U.S. Dollars terms.

Emerging markets stocks continued to disintegrate during the summer, dropping about 40% from mid-July to the end of August before rebounding somewhat in September.

The causes of the debacle run deep and are somewhat different for each country, however, some generalizations can be made. First, the political leadership within many emerging countries, not to mention the mature countries surrounding them, has been weak, inexperienced and often corrupt. Second, outside investors sent more money more quickly than could be efficiently put to work. Third, speculators, as opposed to investors, became a dominating force in markets, which were not yet ready for them.

During the third quarter, most of the portfolio traded sharply lower as the market concurrently lowered its expectations about future growth and raised its assessment of risk. The worst performing market was Russia, where the Fund's investments (1.5% of assets at the start of the quarter) dropped 88% as the Russian government devalued its currency and defaulted on its sovereign debt. Although Russia's economy is minute in the global context, the action was enough to ruin some investors and strike fear into the hearts of many others that Russia's situation was not unique. In some cases, the fall in values that started over a year ago triggered margin calls which forced investors to indiscriminately raise capital by selling any risky assets. Almost all equity markets, developed or not, fell sharply.

There were a few investments that appreciated during the third quarter. The Fund's investments in Thailand rose almost 40% in a rebound from earlier losses. This supports King Street's central philosophy that these markets tend to overreact in both directions.

The Malaysian market also rebounded, however, this was partially an artificial result of capital constraints instituted on the currency by the Malaysian Government in early September. Positions in India, Czech Republic, Philippines and Poland also rose moderately during the quarter.

During Brazil's 22% decline in the third quarter, the Fund's managers purchased a number of Brazilian telephone and regional cellular telephone companies, along with some in other countries, thereby almost doubling the Fund's exposure in communication services.

The other large increase was in utility companies. Thus, by the end of the third quarter the portfolio was heavily skewed toward companies that provide for basic consumer necessities throughout the developing nations. Communications, utilities, and consumer basics, which consists mostly of food and beverage companies, made up just under 50% of the portfolio. These are the types of companies that must develop in order for the economies to grow and prosper.

As most of the global equity markets rebounded during the fourth quarter, so did the emerging markets. The Fund returned 15.4% during the fourth quarter. A modest overweighting of South Africa, along with a relatively heavy weighting in basic materials companies detracted from the Fund's performance during the quarter. However, the Fund was very successful in other areas. The South Korean stock market rose more than 100% in U.S. Dollars in the fourth quarter and the Fund's modestly overweight position rose more than 160%. Although the portfolio was somewhat underweight in Greece, the 5% of Fund assets invested there rose 58% during the quarter. National Bank of Greece and Commercial Bank of Greece rose 63% and 26%, respectively, during the fourth quarter. A 4% position in Hungarian companies was also productive, returning 44% for the quarter.

GOING FORWARD

As a result of the change to a single sub-advisor portfolio, investors should expect to see a reduction in the allocations in Brazil and South Africa with increases in the allocations across many of the smaller markets.

Although most experts agree that the path to recovery for the emerging economies is likely to be long and difficult, there are some encouraging points for the markets. In countries such as South Korea, the distress is forcing the large conglomerates to de-leverage, sell off portions of their businesses, examine their cost of capital and begin managing to optimize return on equity and economic value added. Additionally, there are some stocks, particularly in Latin America which are sustaining relatively high cash flows and paying relatively high dividends.

While there are certainly continued risks that some of these economies will submerge instead of emerge, the good news is that crisis is often the only catalyst for real change. There is no doubt in our minds that some of these markets will grow and prosper. The challenge is finding them.

-----------------------------------------------------------------------
MANAGERS EMERGING MARKETS EQUITY FUND
Cumulative Total Return Performance
-----------------------------------------------------------------------

The Managers Emerging Markets Equity Fund's cumulative total return is based on the daily change in net asset value (NAV).

The Morgan Stanley Capital International Emerging Market Free Index (MSCI EMF) is a market capitalization-weighted index covering over 1,000 stocks in 25 emerging nations in the Asia/Far East, South American, Eastern European and African regions. MSCI designates nations as emerging based upon several factors, most importantly per capita GDP. In cases where restrictions on foreign investment exist, as is recently the case in Malaysia, the "Free" index limits its coverage to the oportunity set generally available to foreign investors.

This chart below compares a hypothetical $10,000 invested in Managers Emerging Markets Equity Fund on February 9, 1998, to a $10,000 investment in the MSCI EMF Index for the same period. Past performance is not indicative of future results.

[Line Graph comparing hypothetical $10,000 investment for the past ten months between the Emerging Markets Equity Fund and the MSCI EMF Index]


                     02/09     02/28   03/31   04/30   05/31   06/30 07/31   08/31  09/30  10/31  11/30   12/31
                     -----     ----    -----    ----    ----   ----   ----   ----   ----   ----   -----   -----
Managers Emerging Markets
  Equity Fund       10,000    10,010  10,400   10,560  9,230   8,450  8,870  6,020   6,710  7,320  7,910  7,740
MSCI EMF Index      10,000    10,332  10,780   10,663  9,201   8,236  8,497  6,041   6,424  7,100  7,691  7,558


--------------------------------------------------------------------------
THE MANAGERS FUNDS
SUMMARY OF INDUSRTY WEIGHTINGS AS OF DECEMBER 31, 1998 (unaudited)
-------------------------------------------------------------------------

                                	MANAGERS          	MANAGERS
                               INTERNATIONAL 	  EMERGING MARKETS
    MAJOR SECTORS              	EQUITY FUND	      EQUITY  FUND
    -------------               -----------     -----------------

Basic Materials                   13.4%             	9.9%
Capital Goods                     	5.7              	2.6
Communication Services	            6.4              17.3
Conglomerates                      1.7               0.4
Consumer Cyclicals	               11.6             	 2.7
Consumer Staples	                 11.0             	10.3
Energy	                            6.8               5.4
Entertainment and Leisure           -                3.9
Financials	                       24.1              17.9
Health Care	                       4.9             	 0.9
Technology	                        2.5             	 6.6
Transportation	                    1.8               	-
Utilities	                         5.1              12.4
Other                              5.0               9.7


---------------------------------------------------------------------------
TOP TEN HOLDINGS AS OF DECEMBER 31, 1998 (unaudited)
---------------------------------------------------------------------------


MANAGERS INTERNATIONAL EQUITY FUND       MANAGERS EMERGING MARKETS EQUITY FUND
----------------------------------       -------------------------------------
                           	% FUND                                   	   	% FUND

Allianz AG	                  1.8	%	   Housing & Commmercial Bank Korea 	     3.6	%
AXA-UAP*                    	1.7 		   Liberty Life Association of
                                               Africa Ltd.	                  3.2
Unilever PLC*               	1.6    		Telecomunicacoes de Sao Paulo SA	      3.1
Nestle SA*	                  1.6    		National Bank of Greece SA	            3.1
Hoechst AG*	                 1.5    		Bank LeumiLe-Israel                   	3.0
Vivendi                     	1.5 	   	Samsung Electronics Ltd.              	2.7
British Aerospace PLC*	      1.4 		   Philippine Long Distance Telephone Co.	2.7
Viag AG*	                    1.4    		BEC World PLC                         	2.6
Zurich Allied AG	            1.3    		Pohang Iron & Steel Co Ltd.	           2.5
Metro AG	                    1.3    		Huaneng Power International, Inc.     	2.4

[FN]

* A top 10 holding at December 31, 1997.

                                  15

-------------------------------------------------------------------
THE MANAGERS FUNDS
SUMMARY OF COUNTRY ALLOCATIONS RELATIVE TO MSCI INDECES
as of December 31, 1998 (unaudited)
-------------------------------------------------------------------


							                                              MANAGERS
                 MANAGERS                            EMERGING     MSCI
              INTERNATIONAL   MSCI 		  		            MARKETS 		    EM
COUNTRY          EQUITY       EAFE     COUNTRY       EQUITY       FREE
ALLOCATION       	FUND 		     Index		  ALLOCATION     FUND        INDEX
----------       -------     ------    ----------    -------      -------

United Kingdom   	22.9	%    	 21.2	%   	Brazil    	    14.5 %       11.9	%
Japan            	14.4      		21.0    		South Africa	  12.3       		10.3
Germany	          14.0      		10.7    		Korea	          8.7       		10.7
France           	10.7	       	9.4		    Mexico         	6.8       		11.3
Switzerland	       7.7	       	8.1	    	Taiwan         	5.2	        	9.9
Sweden	            4.0	       	2.6	    	Greece         	5.1	        	7.3
Australia	         3.5       		2.6	    	Argentina      	4.9	        	4.6
Italy	             3.2	       	5.2	    	Hong Kong	      4.6	        	0.0
Netherlands	       3.0	       	6.5	     Thailand       	4.2	        	2.8
Spain             	2.9	       	3.4	    	Hungary        	4.1        		1.6
Canada            	2.4       		0.0	    	India          	3.6	        	7.9
U.S.	              2.2	       	0.0	     Egypt          	3.2        		0.0
Singapore	         1.5	       	0.7		    Turkey	         3.2		        2.0
Hong Kong	         1.5	       	2.1	    	Israel         	3.0        		3.3
Denmark	           0.7	       	0.9	    	Poland	         2.9	        	1.4
Finland	           0.6	       	1.6	    	Philippines	    2.7	        	2.1
Brazil	            0.5	       	0.0	    	Chile          	1.9	        	4.5
South Africa	      0.5		       0.0	    	Malaysia      	 1.8        		0.0
Argentina	         0.5		       0.0		    Croatia	        1.7		        0.0
Austria	           0.3	       	0.3	    	Peru	           1.7	        	1.0
Malaysia	          0.3       		0.0		    Czech Republic 	1.6	        	1.1
Chile             	0.3	       	0.0	    	Indonesia      	0.8        		1.8
Ghana	             0.2       		0.0	    	Russia	         0.5	        	1.3
China	             0.1		       0.0	    	China	          0.4	        	0.7
Norway	            0.0	       	0.4	    	Sri Lanka      	0.0        		0.1
Portugal          	0.0	       	0.7	    	Pakistan       	0.0	        	0.4
Belgium	           0.0	       	1.9	    	Venezuela	      0.0	        	1.0
Ireland           	0.0       		0.5	    	Colombia       	0.0	        	0.8
New Zealand       	0.0	       	0.2    		Jordan         	0.0	        	0.2


--------------------------------------------------------------------------
MANAGERS INTERNATIONAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1998
--------------------------------------------------------------------------

---------------------------------------------------------------------------
                                      	SHARES        		      VALUE
---------------------------------------------------------------------------
COMMON STOCK - 95.0%
BASIC MATERIALS - 13.4%
AGA AB, Series B, Switzerland
    Certificate (Sweden)	               224,200             	$	2,938,817
Air Liquide (France)	                    16,957              		3,108,733
Alcan Aluminium Ltd. (Canada)	               64	                  	1,730
Anglo American Platinum Corp.
    Ltd, ADR (USA)                     	120,476	              	1,652,738
Aracruz Celulose SA,
    Sponsored ADR (Brazil)              	87,400	                	699,200
Ashanti Goldfields Co. Ltd.,
    Sponsored GDR (Ghana)              	117,355	              	1,100,203
Barrick Gold Corp. (Canada)	            129,600	              	2,513,994
BASF AG (Germany)	                      105,688              		4,033,215
Bayer AG (Germany)	                      87,326              		3,644,260
BOC Group PLC (UK)	                     234,853	              	3,367,306
Canadian Hunter Exploration
    Ltd. (Canada)*	                      21,200	                	138,698
Ciba Specialty Chemicals AG,
    Registered (Switzerland)            	24,925	              	2,086,609
Clariant AG, Registered (Switzerland)    	2,739              		1,280,074
Compagnie De Saint-Gobain (France)	      27,270	              	3,848,333
Companhia Vale do Rio Doce,
    Sponsored ADR (Brazil)              	93,300              		1,196,946
Hoechst AG (Germany)                   	203,053		              8,418,914
Holderbank Financiere Glaris AG,
    Bearer Shares (Switzerland)          	2,827              		3,346,220
Impala Platinum Holdings, ADR
    (South Africa)                      	61,900                		841,803
Imperial Chemical Industries PLC (UK)	  410,000	              	3,552,334


---------------------------------------------------------------------------
                                      	SHARES        		      VALUE
---------------------------------------------------------------------------
BASIC MATERIALS (continued)
Kymmene OY (Finland)	                   54,040               $	1,504,938
Lafarge SA (France)*	                   26,887               		2,553,568
Nexfor Inc. (Canada)	                   36,972		                 146,340
Noranda, Inc.	(Canada)                  84,800                 		846,058
Normandy Mining Limited (Australia)	 1,107,100               		1,024,401
Quimica Minera Chile SA,
    Sponsored ADR (Chile)              	43,100	               	1,451,931
Rhone Poulenc SA, Class A (France)	    111,682               		5,744,901
RTZ Corp. PLC (UK)	                    229,290	               	2,666,606
Stillwater Mining Co. (USA)*	           49,400		               2,025,400
Sumitomo Metal Mining Co. (Japan)	     242,000                 		785,617
Teijin Limited (Japan)	                873,000	               	3,212,455
Thyssen AG (Germany)	                   10,400	               	1,928,861
WMC Ltd. (Australia)	                  797,600               		2,404,677
                                                              ----------
 TOTAL BASIC MATERIALS                                     			74,065,880
                                                              ----------
CAPITAL GOOODS - 5.7%
ABB AG, Class A (Sweden)              	265,600	               	2,827,688
Alcatel Alsthom (France)*	              33,100	               	4,049,437
General Electric Co. PLC (UK)	         602,171		               5,452,454
Heidelberger Druckmaschinen AG
    (Germany)	                           7,691	                 	569,926
Matsushita Electric Works, Ltd.
    (Japan)	                           273,000		               2,789,164
Minebea Co., Ltd. (Japan)             	213,000		               2,438,054
Omron Corp. (Japan)	                    98,000	               	1,341,919
Siebe PLC (UK)	                      1,090,200	               	4,283,640
Siemans AG (Germany)	                   64,800	               	4,179,767
Toshiba Corporation (Japan)	           606,000	               	3,607,590
                                                              ----------
 TOTAL CAPITAL GOODS                                         	31,539,639
                                                              ----------

[FN]

 The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------
MANAGERS INTERNATIONAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS	(continued)
December 31, 1998
--------------------------------------------------------------------------

---------------------------------------------------------------------------
                                      	SHARES        		      VALUE
---------------------------------------------------------------------------
COMMUNICATION SERVICE - 6.4%
BCE, Inc. (Canada)	                     70,300	           $	2,660,684
British Telecommunications PLC (UK)	   276,583            		4,186,196
Deutsche Telekom AG (Germany)	          43,669	            	1,435,894
Deutsche Telekom AG,
    Sponsored ADR (Germany)	            41,173	            	1,348,416
Nippon Telegraph & Telephone
    Corp. (Japan)                         	624	            	4,813,162
NTT Mobile Communication Network,
    Inc. (Japan)                          	118	            	4,853,605
Swisscom AG (Switzerland)*              	8,268	            	3,460,799
Telecom Italia SpA (Italy)*	           943,700	           	 5,935,758
Telefonica De Espana (Spain)           147,627             	6,554,506
Telefonica SA, Rights (Spain)*	        147,627	              	130,882
                                                           ----------
 TOTAL COMMUNICATION SERVICE                             		35,379,902
                                                           ----------
CONGLOMERATES - 1.7%
Citic Pacific Ltd. (Hong Kong)      	1,105,000	            	2,381,834
Hutchison Whampoa Ltd. (Hong Kong)	    381,000	            	2,692,414
Suez Lyonnaise des Eaux (France)	       20,900	            	4,291,397
Swire Pacific Ltd. (Hong Kong)	            300	                	1,344
                                                           ----------
 TOTAL CONGLOMERATES                                      		9,366,989
                                                           ----------
CONSUMER CYCLICALS - 11.6%
DaimlerChrysler AG (Germany)	           38,592            		3,809,183
Electrolux AB, Series B (Sweden)	      246,700            		4,235,753
Elsevier NV (Netherlands)	             187,490	            	2,624,680


---------------------------------------------------------------------------
                                      	SHARES        		      VALUE
---------------------------------------------------------------------------
CONSUMER CYCLICALS (continued)
Flughafen Wien AG (Austria)*	           37,855           $	1,857,476
Genting Berhad (Malaysia)	             707,900	           	1,075,539
Granada Group PLC (UK)	                289,300	           	5,070,801
Matsushita Electric Industries (Japan)	335,000		           5,923,618
Metro AG (Germany)	                     90,504		           7,222,508
Michelin, Class B, Registered (France)*	57,200 	          	2,286,568
Mirror Group PLC (UK)	                 453,500		           1,132,055
Nintendo Corp. Ltd. (Japan)            	35,400	           	3,428,837
Nissan Motor Co., Ltd. (Japan)	        564,000	           	1,726,174
Philips Electronics NV (Netherlands)	   46,900	           	3,145,473
SAP AG (Germany)	                        6,605	           	3,151,504
Sharp Corporation (Japan)	             342,000	           	3,082,689
SHIMANO Inc. (Japan)	                  117,000           		3,016,851
Societe Generale de Surveillance
    Holding SA (Switzerland)	            1,521		           1,489,223
Sony Corp. (Japan)	                     85,900		           6,253,490
Swatch Group AG, The (Switzerland)*	     2,400	           	1,485,040
Volvo AB, Series B (Sweden)	            87,500		           2,003,126
                                                         -----------
 TOTAL CONSUMER CYCLICALS                               		64,020,588
                                                         -----------
CONSUMER STAPLES - 11.0%
Asahi Breweries Ltd. (Japan)          	286,000	           	4,212,207
Cadbury Schweppes PLC (UK)	            145,293	           	2,486,323
Canal Plus (France)	                    18,430	           	5,026,963
Carlton Communications PLC (UK)	       310,914	           	2,861,711
Companhia Cervejaria Brahma (Brazil)	  112,800	           	1,064,550

[FN]

 The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------
MANAGERS INTERNATIONAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS	(continued)
December 31, 1998
--------------------------------------------------------------------------

---------------------------------------------------------------------------
                                      	SHARES        		      VALUE
---------------------------------------------------------------------------
CONSUMER STAPLES (continued)
Diageo PLC (UK)	                         411,776	             $	4,566,547
EMI Group PLC (UK)	                      326,400	              	2,185,400
Fosters Brewing Group Ltd. (Australia)	1,108,060	              	3,001,180
Great Universal Stores PLC (UK)	         628,031              		6,625,680
Heineken NV (Netherlands)	                84,050	              	5,055,437
Molson Cos. Ltd. (Canada)	               138,300              		1,990,579
Nestle SA, Registered (Switerzland)	       4,089	              	8,900,131
Reuters Group PLC (UK)	                  377,795		              3,985,709
Unilever PLC (UK)	                       800,395              		9,002,615
                                                               ----------
 TOTAL CONSUMER STAPLES                                       	60,965,032
                                                               ----------
ENERGY - 6.8%
British Petroleum Company PLC (UK)      	347,000              		5,165,509
Broken Hill Proprietary Co.
    Ltd. (Australia)	                    885,667	              	6,522,968
Elf Aquitaine SA (France)*               	39,300	              	4,540,833
Ente Nazionale Idrocarburi SpA (Italy)	  644,700              		4,211,050
Enterprise Oil PLC (UK)                 	198,918	                	974,926
LASMO PLC (UK)	                          667,939	              	1,109,718
RWE AG (Germany)	                         92,298	              	5,053,518
Sasol Ltd., Sponsored ADR (South Africa)	 78,634		                304,707
Shell Transport & Trading Co.,
    Registered (UK)	                     585,247	              	3,597,631
Woodside Petroleum Ltd. (Australia)	     729,350	              	3,262,611
YPF Sociedad Anonima, Class D,
    Sponsored ADR (Argentina)            	98,200	              	2,743,462
                                                               ----------
 TOTAL ENERGY                                                		37,486,933
                                                               ----------
FINANCIALS - 24.1%
Aegon NV (Netherlands)	                   20,704	              	2,541,301
Allianz AG, Warrants (Germany)*          	22,989                		198,599
Allianz AG, (Vinkuliert) (Germany)       	26,543	              	9,731,053

---------------------------------------------------------------------------
                                      	SHARES        		      VALUE
---------------------------------------------------------------------------
FINANCIALS (continued)
Allied Zurich AG (UK)*	                  224,200	             $	3,369,146
Argentaria SA (Spain)	                   217,200	              	5,616,451
Assurances Generales de France (France)	  25,178              		1,503,205
AXA-UAP (France)                         	64,111	              	9,288,126
Banque Nationale de Paris (France)	       56,800	              	4,675,257
Bayerische Vereinsbank AG (Germany)      	41,993              		3,288,183
Cheung Kong (Holdings) Ltd. (Hong Kong)	 189,000	              	1,360,002
Daiwa Securities Co., Ltd. (Japan)	      594,000	              	2,028,164
Development Bank of Singapore
   Limited (Singapore)*	                  92,000                		830,285
EXEL Ltd., Class A (UK)                 	44,300	              	3,322,500
HSBC Holding PLC, Registered (Hong Kong)	170,261		              4,241,362
ING Groep NV (Netherlands)*	              32,300	              	1,968,569
Istituto Bancario San Paolo di
    Torino (Italy)                      	325,800              		5,753,642
Istituto Nazionale delle
   Assicurazioni (Italy)                	667,000	              	1,760,836
Kerry Properties Ltd. (Hong Kong)	       830,325	                	669,824
Merita Ltd., Class A (Finland)	          270,700              		1,709,461
Munchener Ruckvericherungs-Gesellschaft,
    Registered (Germany)*	                11,386	              	5,513,322
Munchener Ruckvericherungs-Gesellschaft,
    Warrants (Germany)*	                     425	                 	19,763
National Westminster Bank PLC (UK)	      278,100	              	5,382,730
New World Development Co., Ltd.
    (Hong Kong)                         	394,503	                	992,928

[FN]

 The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------
MANAGERS INTERNATIONAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS	(continued)
December 31, 1998
--------------------------------------------------------------------------

---------------------------------------------------------------------------
                                      	SHARES        		      VALUE
---------------------------------------------------------------------------
FINANCIALS (continued)
Nichiei Co. (Japan)                     	14,000	          $	1,114,551
Nordbanken Holding AB (Sweden)	         179,900           		1,151,388
Orix Corp. Ltd. (Japan)	                 65,300		           4,875,117
Overseas Union Bank Ltd. (Singapore)	 1,069,000	           	4,661,902
Promise Co. (Japan)	                     70,980	           	3,691,839
Prudential Corp. PLC (UK)	              384,700	           	5,868,417
Royal & Sun Alliance Insurance
    Group PLC (UK)                     	582,800	           	4,744,509
Schweizerische Rueckversicherungs,
    Registered (Switzerland)             	1,252	           	3,263,749
Shohkoh Fund (Japan)	                     4,100	           	1,320,124
Sumitomo Trust and Banking Co. (Japan)	 859,000           		2,279,522
Svenska Handelsbanken, Class A (Sweden)	 98,200           		4,133,566
Nikko Securities Co., Ltd., The (Japan) 875,000	           	2,438,080
Unidanmark A/S, Class A (Denmark)	       40,400	            3,650,048
United Assurance Group, PLC (UK)	       151,279	           	1,369,780
United OverSeas Bank Ltd. (Singapore)	  437,000           		2,805,693
Westpac Banking Corporation
    Ltd. (Australia)                   	424,000           		2,837,233
Zurich Allied AG (Switzerland)	          10,025	           	7,421,872
                                                           ----------
 TOTAL FINANCIALS                                         133,392,099
                                                           -----------
HEALTH CARE - 4.9%
Astra AB, Series B (Sweden)	            226,500	           	4,599,806
Novartis AG, Bearer (Switzerland)	        1,521	           	2,989,517
Novartis AG, Registered (Switzerland)	    1,528	           	3,003,276

---------------------------------------------------------------------------
                                      	SHARES        		      VALUE
---------------------------------------------------------------------------
HEALTH CARE (continued)
Ono Pharmaceutical Co., Ltd. (Japan)    	60,000		           $ 1,873,507
Roche Holdings AG (Switzerland)	            297		             3,623,586
Schering AG (Germany)	                   24,162	             	3,033,660
SmithKline Beecham Unit PLC (UK)       	335,809	             	4,654,071
Yamanouchi Pharmaceutical Co.,
    Ltd. (Japan)                       	111,000	             	3,573,994
                                                             -----------
 TOTAL HEALTH CARE                                        			27,351,417
                                                             -----------
TECHNOLOGY - 2.5%
British Aerospace PLC (UK)	             917,804	             	7,822,453
Ricoh Company Ltd. (Japan)	             462,000             		4,258,328
Samsung Electronics Ltd., GDR
    representing 1/2 voting
    Shares (South Korea)*	                   31                 		1,194
TDK Corporation (Japan)	                 16,000	             	1,462,008
                                                             ----------
 TOTAL TECHNOLOGY                                            13,543,983
                                                             ----------
TRANSPORTATION - 1.8%
Canadian National Railway Co. (Canada)  	66,700	             	3,460,062
Canadian Pacific, Ltd. (Canada)         	81,800	             	1,538,600
Konink Nedlloyd Groep NV (Netherlands)  	80,500             		1,092,644
Railtrack Group PLC (UK)	               143,000	             	3,730,022
                                                              ---------
 TOTAL TRANSPORTATION                                       		9,821,328
                                                              ---------
UTILITIES - 5.1%
Endesa S.A. (Spain)                    	141,800             		3,751,534
Huaneng Power International, Inc.,
    ADR (China)*                        	53,600               		777,200
National Grid Group PLC (UK)           	575,200             		4,587,074

[FN]

 The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------
MANAGERS INTERNATIONAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS	(continued)
December 31, 1998
--------------------------------------------------------------------------

---------------------------------------------------------------------------
                                      	SHARES        		      VALUE
---------------------------------------------------------------------------
UTILITIES (continued)
Veba AG (Germany)                       	60,288	            $	3,606,572
Viag AG (Germany)                       	12,808	             	7,508,350
Vivendi (France)*	                       31,200	             	8,091,576
                                                             ----------
 TOTAL UTILITIES                                           		28,322,306
                                                             ----------

TOTAL COMMON STOCKS
 (cost $447,269,764)                                     			525,256,096
                                                            -----------
------------------------------------------------------------------------
                                       	PRINCIPAL
                                         AMOUNT
------------------------------------------------------------------------
U.S. TREASURY OBLIGATION - 1.2%
U. S. Treasury Bonds, 6.125%, 08/15/07
(cost $6,708,360)	                      $ 6,005,000          		6,558,601
                                                               ---------
FOREIGN GOVERNMENT OBLIGATIONS - 1.6%
United Kingdom Treasury Bonds, 8.500%,
 07/16/07 (UK)
 (cost $8,148,542)	                       4,275,000	          	9,091,211
                                                               ---------
-------------------------------------------------------------------------
                                            SHARES
-------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 2.7%
OTHER INVESTMENT COMPANIES - 1.1%
Calvert Cash Reserves Institutional
   Prime Fund, 5.26%**                    	4,604,239	           	4,604,239
JPM Prime Money Market Fund, 4.92%**	      1,482,504	           	1,482,504
                                                                ----------
 TOTAL OTHER INVESTMENT COMPANIES                              		6,086,743
                                                                ----------
---------------------------------------------------------------------------
                                      	PRINCIPAL        		      VALUE
       		                               AMOUNT
---------------------------------------------------------------------------
REPURCHASE AGREEMENT - 1.6%
Donaldson, Lufkin & Jenrette, Inc. dated
  12/31/98, due 01/04/99,	5.00%, total
  to be received	$8,630,792 (secured by
  $8,561,000 U.S. Treasury Notes 3.625%,
  due 01/15/08, market value $8,713,129),
  at cost	                               $ 8,626,000 	          	8,626,000

TOTAL SHORT-TERM INVESTMENTS
 (cost $14,712,743)	                                           		14,712,743
                                                                -----------
TOTAL INVESTMENTS - 100.5%
 (cost $476,839,409)	                                         		555,618,651
OTHER ASSETS, LESS LIABILITIES - (0.5)%		                       	(2,792,583)
                                                                ------------
NET ASSETS - 100.0%	                                         	$	552,826,068
                                                                ------------
                                                                ------------

[FN]

Note: Based on the cost of investments of $480,391,922 for federal income tax purposes at December 31, 1998, the aggregate gross unrealized appreciation and depreciation was $107,833,921 and $32,607,192, respectively, resulting in net unrealized appreciation of investments of $75,226,729.

*      Non-income-producing security.

** Yield shown for each investment company represents the December 31, 1998 seven-day average yield, which refers to the sum of the previous seven days' dividends paid, expressed as an annual percentage.

INVESTMENT ABBREVIATIONS:
ADR/GDR: Securities whose value is determined or significantly influenced by trading on exchanges not located in the United States or Canada.
         ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank; a GDR (Global Depositary Receipt) is comparable, but foreign securities are held on deposit in a non-U.S. Bank.


 The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------
MANAGERS EMERGING MARKETS EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1998
--------------------------------------------------------------------------

---------------------------------------------------------------------------
                                          	SHARES        		      VALUE
---------------------------------------------------------------------------
COMMON STOCK - 85.2%
BASIC MATERIALS - 9.9%
Anglogold Limited (South Africa)	            2,100           	 $  81,714
Cementos de Mexico, Sponsored ADR (Mexico)	    315                	1,376
Cementos Lima, S.A. (Peru)                   5,617               	72,948
Cemex SA, Series B, Sponsored ADR (Mexico)	 10,500               	51,917
Companhia Vale do Rio Doce,
   Sponsored ADR (Brazil)	                   7,600               	97,500
Eregli Demir Ve Celik Fabrikalari
   T.A.S. (Turkey)*                     	1,250,000               	51,512
Pohang Iron & Steel Company
   Ltd. (South Korea)                       	2,000              	107,232
                                                                 -------
 TOTAL BASIC MATERIALS                                           464,199
                                                                 -------
CAPITAL GOODS - 2.6%
Barlow Ltd. (South Africa)                	16,079                	61,692
New World Infrastructure,
   Ltd. (Hong Kong)*                      	40,000                	58,599
                                                                 -------
 TOTAL CAPITAL GOODS                                             120,291
                                                                 -------

COMMUNICATION SERVICE - 14.2%
Egyptian Mobile Phone Network (Egypt)	     13,333                	81,132
Philippine Long Distance Telephone Co.,
   Sponsored ADR (Philippines)             	4,400	               114,125
Telecom Agrentina Stet - France Telecom SA,
   Sponsored ADR (Argentina)	               2,000	                55,000
Telecomunicacoes Brasileiras SA -
   Telebras (Brazil)                     	600,000                	26,815
Telecomunicacoes Brasileiras SA -
   Telebras, Sponsored ADR (Brazil)          	850                	61,784

---------------------------------------------------------------------------
                                          	SHARES        		      VALUE
---------------------------------------------------------------------------
COMMUNICATION SERVICE (continued)
Telefonica de Argentina S.A.,
   Sponsored ADR (Argentina)	               2,400	               $ 67,050
Telefonos de Mexico S.A.,
   Sponsored ADR (Mexico)	                  1,600                 	77,900
Telekomunidacja Polksa S.A.,
   GDR (a) (Poland)*	                      13,113	                 67,204
Videsh Sanchar Nigam, Ltd.,
   Sponsored GDR (India)                   	5,800	                 69,600
Videsh Sanchar Nigam, Ltd.,
   Sponsored GDR (a) (India)	               3,800	                 45,600
                                                                  -------
 TOTAL COMMUNICATION SERVICE                                      666,210
                                                                  -------
CONGLOMERATES - 0.4%
Shanghai Industrial Holdings,
   Ltd. (Hong Kong)	                        9,000                 	18,180

CONSUMER CYCLICALS - 2.7%
Bajaj Auto, Ltd., Sponsored GDR (a) (India)	2,600	                 40,300
Controladora Comercial Mexicana SA
   de CV (Mexico)                          	5,900                 	83,706
                                                                  -------
 TOTAL CONSUMER CYCLICALS                                       		124,006
                                                                  -------
CONSUMER STAPLES - 10.3%
Al-Ahram Beverage Co. S.A.E.,
    GDR (a) (Egypt)*                       	2,000                 	57,000
Companhia Brasileira de Distribuicao Grupo
    Pao de Acucar, Sponsored ADR (Brazil)	  4,000	                 61,500
Efes Sinai Yatirim Holdings AS,
    Sponsored GDR (Turkey)                	35,700                 	26,775
Fomento Economico Mexica, UBD (Mexico)	    29,000                 	77,571

[FN]

 The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------
MANAGERS EMERGING MARKETS EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS	(continued)
December 31, 1998
--------------------------------------------------------------------------

---------------------------------------------------------------------------
                                         	SHARES        		      VALUE
---------------------------------------------------------------------------
CONSUMER STAPLES (continued)
Illovo Sugar Limited (South Africa)       	90,000	              $ 95,496
Molope Group Limited (South Africa)*	      60,000                	52,969
Pliva d.d. Registered GDR (Croatia)	        4,500                	74,700
Standard Foods Taiwan, Ltd.,
    GDR (a) (Taiwan)	                       3,600                	34,200
                                                                 -------
 TOTAL CONSUMER STAPLES                                         	480,211
                                                                 -------
ENERGY - 5.4%
Gulf Indonesia Resources, Ltd.
    (Indonesia)*                          	5,500                 	35,750
MOL Magyar Olaj-es Gazipari Rt.,
    GDR (a) (Hungary)                     	1,600                 	44,160
Petroleo Brasileiro SA,
    Sponsored ADR (Brazil)                	3,300	                 37,363
Sasol Limited (South Africa)	             13,500	                 50,995
YPF Sociedad Anonima, Class D,
    Sponsored ADR (Argentina)             	3,100                 	86,606
                                                                 -------
 TOTAL ENERGY                                                    254,874
                                                                 -------
ENTERTAINMENT AND LEISURE - 3.9%
BEC World PLC (Thailand)	                 20,200                	111,141
Ceske Radiokomunikace, Sponsored GDR (a)
    (Czech Republic)*                     	2,175                 	70,144
                                                                 -------
 TOTAL ENTERTAINMENT AND LEISURE                                 181,285
                                                                 -------
FINANCIALS - 17.9%
Aksigorta AS (Turkey)                 	1,500,000                 	45,648
Anglo American Investment Trust
    Limited (South Africa)	                4,500                 	52,332
Bank Leumi Le-Israel (Israel)	            92,000	                129,945
Commercial Bank of Greece (Greece)          	900	                 88,563


---------------------------------------------------------------------------
                                           	SHARES        		      VALUE
---------------------------------------------------------------------------

Haci Omer Sabanci Holdings AS (Turkey)  	802,500	                 12,338
Housing & Commercial Bank, Sponsored
   GDR (a) (South Korea)                 	13,000                	153,400
Liberty Life Association of Africa
   Limited (South Africa)                	10,000	                137,514
National Bank of Greece SA, Sponsored
   GDR (Greece)	                           3,000                	131,700
ROC Taiwan Fund (USA)	                    14,000                 	86,625
                                                                 -------
 TOTAL FINANCIALS                                                838,065
                                                                 -------
HEALTH CARE - 0.9%
Richter Gedeon Rt., Sponsored
    GDR (Hungary)                         	1,000                 	42,300
                                                                 -------
TECHNOLOGY - 6.6%
China Telecom Ltd., Sponsored ADR
    (Hong Kong)*	                          1,000                 	34,750
Prokom Software, Sponsored GDR (a)
    (Poland)                              	3,000                 	55,950
Samsung Electronics Ltd., GDR representing
    1/2 voting Shares (South Korea)	       2,968	                114,268
Synnex Technology International Corp.,
     GDR (Taiwan)	                         3,236                 	56,954
Yageo Corp., GDR (a) (Taiwan)	             6,860                 	44,384
                                                                 -------
 TOTAL TECHNOLOGY                                                306,306
                                                                 -------
UTILITIES - 10.4%
Chilectra SA, Sponsored  ADR (a) (Chile)	  3,600                 	79,776
Companhia Energetica de Minas Gerais SA,
    Sponsored ADR (Brazil)                	3,793                 	72,219

[FN]

 The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------
MANAGERS EMERGING MARKETS EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS	(continued)
December 31, 1998
--------------------------------------------------------------------------

---------------------------------------------------------------------------
                                           	SHARES        		      VALUE
---------------------------------------------------------------------------
UTILITIES (continued)
Demasz Rt (Hungary)	                          1,000               $	87,972
Electricity Generating Authority (Thailand)	 25,000	                67,744
Huaneng Power International, Inc. (China)* 	290,000	               102,935
Unified Energy Systems, GDR (Russia)	         7,000	                21,350
YTL Power International Berhad (Malaysia)	  100,000                	55,064
                                                                   -------
 TOTAL UTILITIES                                                   487,060
                                                                   -------

TOTAL COMMON STOCKS
 (cost $4,548,844)	                                             	3,982,987
                                                                 ---------
PREFERRED STOCK - 5.1%
COMMUNICATION SERVICES - 3.1%
Telecomunicacoes de Sao Paulo SA (Brazil)	 970,000              	132,218
Telerj Celular SA, Preferred B (Brazil)	     480,000               	11,322
                                                                   -------
 TOTAL COMMUNICATION SERVICES                                      143,540
                                                                   -------
UTILITIES - 2.0%
Companhia de Gas de Sao Paulo (Brazil)	    1,500,000	               67,036
Companhia Paranaense de Energia-Copel,
   Preferred B (Brazil)                   	4,000,000               	28,801
                                                                   -------
 TOTAL UTILITIES                                                    95,837
                                                                   -------

TOTAL PREFERRED STOCKS
 (cost $333,760)	                                                 	239,377
                                                                   -------
SHORT-TERM INVESTMENTS - 1.4%
OTHER INVESTMENT COMPANIES
JPM Prime Money Market Fund, 4.92%**
 (cost $64,606)	                             64,606                	64,606
                                                                   -------

---------------------------------------------------------------------------
                                            	SHARES        		      VALUE
---------------------------------------------------------------------------
TOTAL INVESTMENTS - 91.7%
 (cost $4,947,210)                                            $		4,286,970
OTHER ASSETS, LESS LIABILITIES - 8.3%                            		390,304
                                                                 ---------
NET ASSETS - 100.0%	                                         	$  4,677,274
                                                                 ---------
                                                                 ---------

[FN]

Note: Based on the cost of investments of $4,953,449 for federal income tax
      purposes	at December 31, 1998, the aggregate gross unrealized
      appreciation and depreciation was	$426,577 and $1,093,056, respectively,
      resulting in net unrealized depreciation of investments of $666,479.

*     Non-income-producing security.

** Yield shown for this investment company represents the December 31, 1998 seven-day average yield, which refers to the sum of the previous seven days' dividends paid, expressed as an annual percentage.

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 1998, the value of these securities amounted to $692,118, or 14.8% of net assets.

INVESTMENT ABBREVIATIONS:
ADR/GDR: Securities whose value is determined or significantly influenced by trading on exchanges not located in the United States or Canada.
         ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank; a GDR (Global Depositary Receipt) is comparable, but foreign securities are held on deposit in a non-U.S. Bank.


  The accompanying notes are an integral part of these financial statements.


---------------------------------------------------------------------------
THE MANAGERS FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1998
---------------------------------------------------------------------------

                                       		MANAGERS             MANAGERS
                                    		INTERNATIONAL       EMERGING MARKETS
                                       		EQUITY               EQUITY
                                        		FUND                  FUND
                                      --------------        ---------------
ASSETS:
 Investments at value*	                $	555,618,651 	         $	4,286,970
 Cash		                                        1,533                 		329
 Foreign currency (cost $8,747 and $134,790)	 	6,125 	            	135,644
 Receivable for investments sold		         2,909,434              		41,720
 Receivable for Fund shares sold	         	8,320,743             		413,575
 Receivable for open forward foreign
   currency contracts	                   	12,998,863                 		 --
 Deferred organization expenses		                 --	               	8,715
 Dividends, interest and other receivables		 938,996              		15,514
 Foreign withholding tax receivable		        792,649                  		--
 Prepaid expenses		                           51,124               		3,032
	 			                                      ---------                -------
        Total assets            		       581,638,118           	  	4,905,499
			 	                                      ---------               ---------
LIABILITIES:
 Payable for Fund shares repurchased		     6,185,271                		32,031
 Payable for investments purchased	       	7,327,128 	              	178,371
 Payable for open forward foreign
   currency contracts		                   14,573,683                   		 --
 Accrued expenses:
    Investment advisory and management fees		420,728 	                	2,708
    Administrative fees	                    	116,869                    		--
    Other		                                  188,371                		15,115
 				                                     ----------                ---------
           Total liabilities		            28,812,050 	              	228,225
 				                                     ----------                ---------
NET ASSETS                            	$	552,826,068            	$	4,677,274
				                                     -----------               ----------
                                         -----------               ----------
 Shares outstanding	                     	11,317,474 		               604,042

 Net asset value, offering and redemption
   price per share	                         	$ 48.85 	                	$ 7.74
                                             -------                   ------
                                             -------                   ------

NET ASSETS REPRESENT:
 Paid-in capital                      	$	473,381,035             	$	5,945,693
 Distribution in excess of net investment
    income                                (1,169,364)	                	   ---
 Accumulated net realized gain
    (loss) from investments
    and foreign currency transactions     	3,390,534               		(609,137)
 Net unrealized appreciation (depreciation)
     of	investments and foreign currency
      contracts	and translations		        77,223,863 	              	(659,282)
		                                      ------------                ----------
NET ASSETS                            	$	552,826,068 	             $	4,677,274
				                                   -------------                ----------
                                       -------------                ----------

*  Investments at cost	                $	476,839,409              	$	4,947,210
                                       -------------                ----------
                                       ------------                  ---------

[FN]

  The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------
THE MANAGERS FUNDS
STATEMENTS OF OPERATIONS
For the year ended December 31, 1998
--------------------------------------------------------------------------

                                            	MANAGERS             MANAGERS
                                          	INTERNATIONAL      EMERGING MARKETS
		                                            EQUITY               EQUITY
                                             		FUND                 FUND*
                                           -------------      ---------------
INVESTMENT INCOME:
 Dividend income	                            $	10,489,462 	        $	82,609
 Interest income	                              	2,900,278           		8,750
 Foreign withholding tax		                     (1,106,162)		         (4,298)
				                                         -------------         ---------
    Total investment income		                  12,283,578          		87,061
				                                         -------------         ---------
EXPENSES:
 Investment advisory and management fees		      4,490,305          		40,849
 Administrative fees		                          1,247,718 	          	8,880
 Custodian fees	                                 	684,066 	         	20,797
 Transfer agent fees	                            	416,880 	         	17,868
 Registration fees		                               56,056          		18,330
 Audit fees		                                      53,006 	         	17,065
 Trustee fees		                                    14,778             		100
 Legal fees	                                      	18,797             		121
 Amortization of organization expenses	               	--	           	1,873
 Miscellaneous expenses		                         100,009               769
                                              ------------          --------
     Total expenses before reduction/waiver		   7,081,615         		126,652
 Less:   Fee waivers	                                 	--	         	(31,417)
         Expense reduction		                      (44,868)	         	(4,972)
			                                           ------------          --------
 Net expenses		                                 7,036,747          		90,263
				                                          ------------          --------
       Net investment income (loss)		           5,246,831          		(3,202)
	                                             ------------          --------
NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment
    transactions	                             	31,977,813          	(598,425)
 Net realized loss on foreign currency contracts
    and transactions		                           (908,083)		          (7,877)
 Net unrealized appreciation (depreciation)
     of investments	                          	33,366,595         		(659,386)
 Net unrealized appreciation (depreciation)
     from foreign	currency contracts and
     translations	                      	      (1,390,591)	             	104
			                                           ------------          ---------
   Net realized and unrealized gain (loss)		   63,045,734 	      	(1,265,584)
                                              ------------         ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                         	$	68,292,565      	$	(1,268,786)
                                             ------------       -------------
                                             ------------       -------------

[FN]

* Commencement of operations was February 9, 1998.

 The accompanying notes are an integral part of these financial statements.


------------------------------------------------------------------------------
THE MANAGERS FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------

                                 MANAGERS INTERNATIONAL         MANAGERS EMERGING
                         		          EQUITY FUND               MARKETS EQUITY FUND
                                 ----------------------         -------------------
                              FOR THE          FOR THE            FOR THE PERIOD
                            	YEAR ENDED       YEAR ENDED  	     FEBRUARY 9, 1998 TO*
                          DECEMBER 31, 1998  DECEMBER 31, 1997  	DECEMBER 31, 1998
                          ------------------ -----------------   ------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
 Net investment income (loss)  	$	5,246,831    	$	2,504,920        	$	(3,202)
 Net realized gain (loss) on
  investments	and foreign
  currency transactions	        	31,069,730    		21,873,797 	      	(606,302)
 Net unrealized appreciation
  (depreciation) of investments and
   foreign currency translations	31,976,004 	    	7,660,345 	      	(659,282)
						                          ------------      ----------       ----------
       Net increase (decrease)
          in net assets resulting
          from operations	      	68,292,565    		32,039,062 	    	(1,268,786)
					                          -------------      ----------      -----------

DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income	    	(4,019,280)	    	(5,097,844)	            	--
 From net realized gain on
     investments	              	(32,137,834)	   	(16,879,378)            		--
						                         -------------     ------------      ----------
    Total distributions to
            shareholders	      	(36,157,114)   		(21,977,222)	            	--
						                         --------------     ------------      ----------

FROM CAPITAL SHARE TRANSACTIONS:
 Proceeds from sale of shares	  	744,729,587   	 	306,117,193     		8,313,314
 Net asset value of shares issued
   in connection with reinvestment
   of dividends and distributions	31,404,010     		17,953,124            		--
 Cost of shares repurchased    	(642,067,138)  		(217,076,415)	   	(2,367,254)
						                          -------------    -------------     -----------
 Net increase from capital
    share transactions         		134,066,459    		106,993,902     		5,946,060
						                          --------------   -------------     -----------
  Total increase in net assets	 	166,201,910    		117,055,742     		4,677,274

NET ASSETS:
 Beginning of period		           386,624,158 	   	269,568,416            		--
						                          ------------      -----------       ----------
 End of period                	$	552,826,068   	$	386,624,158    	$	4,677,274
						                         -------------    -------------     -----------
                               -------------    -------------     -----------

End of period distribution in excess
  of net investment income	    $	(1,169,364)	   $	(2,074,297)       	 	    --
						                         ------------     -------------       ----------
                               ------------     -------------       ----------
-----------------------------------------------------------------------------
SHARE TRANSACTIONS:
 Sale of shares		                15,011,971      		6,507,742         		916,005
 Shares issued in connection
   with reinvestment	of
   dividends and distributions    		647,906 	       	399,903             		--
 Shares repurchased		           (12,824,573)	    	(4,595,434)	      	(311,963)
						                          ------------      -----------        ---------

    Net increase in shares       		2,835,304 		     2,312,211        		604,042
						                          ------------      -----------         ---------
                                ------------      -----------         ---------

[FN]

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

                                    27

----------------------------------------------------------------------------
MANAGERS INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
For a share of capital stock outstanding throughout each year
----------------------------------------------------------------------------

                                          YEAR ENDED DECEMBER 31,
                              --------------------------------------------
                             	1998     	1997	     1996	     1995     	1994
                              ----      ----      -----     ----      ----
NET ASSET VALUE, BEGINNING
 OF YEAR                     $45.58   	$43.69    	$39.97  	$36.35    	$35.92
                             ------    ------     ------   ------     ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income	        0.54     	0.42      	0.32    	0.31(a)   	0.16
 Net realized and unrealized
   gain on investments        	6.06     	4.27      	4.76    	5.59      	0.56
					                         ------    ------    -------   -----     -------

   Total from investment
        operations	            6.60     	4.69      	5.08    	5.90      	0.72
					                          ----      ----       -----    -----      -----
LESS DISTRIBUTIONS TO
  SHAREHOLDERS:
 From net investment income	  (0.37)	   (0.65)	    (0.33)   	(0.13)    	(0.08)
 From net realized gain
    on investments           	(2.96)   	(2.15)    	(1.03)   	(2.15)      	---
 In excess of net realized gain
    on investments	             ---	      ---       	---	      ---	     (0.21)
					                         -------   -------    -------    ------     -----
    Total distributions to
         shareholders         	(3.33)	   (2.80)   	(1.36)   	(2.28)    	(0.29)
                              -------    -------   --------   ------     ------

NET ASSET VALUE, END OF YEAR   $48.85   	$45.58    	$43.69   	$39.97   	$36.35
                              -------     ------    -------    ------    ------
----------------------------------------------------------------------------
  Total Return                	14.54%    	10.83%    	12.77%   	16.24%   	2.00%
---------------------------------------------------------------------------
----------------------------------------------------------------------------

Ratio of net expenses to
       average net assets      	1.41%(b)	 1.45%(b)   	1.53%	    1.58%	   1.49%

Ratio of net investment income
  to average	net assets	        1.05%     	0.75%	     0.97%    	0.80%   	0.60%

Portfolio turnover               	56%       	37%       	30%      	73%     	22%

Net assets at end of year
      (000's omitted)        	$552,826  	$386,624 	$269,568 	$140,488 	$86,924
------------------------------------------------------------------------------
------------------------------------------------------------------------------

[FN]

(a) Calculated using the weighted average shares outstanding during the year.
(b) The Fund has entered into an arrangement with one or more third-party
    broker-dealer(s) who have paid a portion of the Fund's	expenses.  In
    addition, the Fund has received credits against its custodian expense
    for uninvested overnight cash balances.	Absent these expense reductions,
    the ratio of expenses to average net assets for the years ended
    December 31, 1998 and	1997 would have been 1.42% and 1.45%, respectively.
    (See Note 1c of Notes to Financial Statements.)

----------------------------------------------------------------------------
MANAGERS EMERGING MARKETS EQUITY FUND
FINANCIAL HIGHLIGHTS
For a share of capital stock outstanding throughout the period
----------------------------------------------------------------------------

                                                 FOR THE PERIOD
                                               FEBRUARY 9, 1998*
                                              TO DECEMBER 31, 1998
                                              --------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $10.00
                                                    ------

INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss         	                      (0.01)
 Net realized and unrealized loss
  on investments                                   	(2.25)
	                                                   ------
     Total from investment operations	              (2.26)
                                                    ------
NET ASSET VALUE, END OF PERIOD                     	$7.74
                                                    ------
                                                    ------
-----------------------------------------------------------------------------
Total Return (b)	                                  (22.60)% (c)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

Ratio of net expenses to average net assets	         2.54% (d)

Ratio of net investment loss to average
       net assets	                                 (0.09)% (d)

Portfolio turnover                                    	89% (c)

Net assets at end of period (000's omitted)	        $ 4,677
----------------------------------------------------------------------------
----------------------------------------------------------------------------

Expense Waiver/Reduction(a)
--------------------------

Ratio of total expenses to average net assets	         3.57% (d)

Ratio of total investment loss to average
    net assets	                                       (1.11)% (d)

-----------------------------------------------------------------------------
----------------------------------------------------------------------------

[FN]

(a) Ratio information assuming no waiver of investment advisory and management fees and no reduction of custodian expenses due to credits received for uninvested overnight cash balances. (See Notes 1c and 2 of Notes to Financial Statements.)
(b) The total return would have been lower had certain expenses not been reduced during the period shown.
(c) Not annualized.
(d) Annualized.

* Commencement of operations

----------------------------------------------------------------------------
THE MANAGERS FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 1998
----------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Managers Funds (the Trust) is a no-load, open-end, management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the 1940 Act). Currently the Trust is comprised of 10 investment series. Included in this report are Managers International Equity Fund (International Equity) and Managers Emerging Markets Equity Fund (Emerging Markets Equity), collectively the Funds.

The Funds' financial statements are prepared in accordance with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

(A) VALUATION OF INVESTMENTS

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sales price, or, lacking any sales, on the basis of the last quoted bid price. Over-the-counter securities for which market quotations are readily available are valued at the last quoted bid price. Fixed income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems which reflect such factors as security prices, yields, maturities, and ratings, and exchange quotations. Short-term investments, having a remaining maturity of 60 days or less, are valued at amortized cost which approximates market. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures adopted by the Board of Trustees.

(B) SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

(C) INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of withholding tax. Interest income is recorded on the accrual basis and includes amortiza-

-------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
-------------------------------------------------------------------------

tion of discounts and premiums when required for federal income tax purposes. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds in the Trust based upon their average net assets.


International Equity had certain portfolio trades directed to various brokers who paid a portion of the Fund's expenses. For the year ended December 31, 1998, International Equity's custody expenses were reduced by $43,033 under this arrangement.

In addition, each of the Funds has a "balance credit" arrangement with the custodian bank whereby each Fund is credited with an interest factor equal to 0.75% of the nightly Fed Funds rate for account balances left uninvested overnight. These credits serve to reduce custody expenses that would otherwise be charged to the Funds. For the year ended December 31, 1998, International Equity and Emerging Markets Equity Funds' custody expenses were reduced by $1,835 and $4,972, respectively, under these arrangements.

(D) DIVIDENDS AND DISTRIBUTIONS

Dividends resulting from net investment income, if any, normally will be declared and paid annually for the Funds. Distributions of capital gains, if any, will be made on an annual basis and when required for federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency related transactions, losses deferred due to wash sales and equalization accounting for tax purposes. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

(E) ORGANIZATION COSTS (EMERGING MARKETS EQUITY ONLY)

Organization and registration related costs of $10,588 have been deferred and are being amortized over a period of time not to exceed 60 months from the commencement of operations on February 9, 1998.

(F) REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund's custodian or at the Federal Reserve Bank.


If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with

-------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
-------------------------------------------------------------------------

respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(G) FEDERAL TAXES

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

As of December 31, 1998, Emerging Markets Equity had an accumulated net realized capital loss carryover from securities transactions for Federal income tax purposes amounting to $ 455,631, expiring December 31, 2006.

(H) CAPITAL STOCK

The Trust's Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At December 31, 1998, certain omnibus accounts held greater than 10% of the outstanding shares of the following Funds: International Equity- one owns 27%; and Emerging Markets Equity- one owns 31%.

(I) FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

In addition, the Funds do not isolate that portion of the results of operation resulting from changes in exchange rates from the fluctuations resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

(2) AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Managers Funds, L.P. (the Investment Manager) provides or oversees investment advisory and

-------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
-------------------------------------------------------------------------

management services to the Funds under Management Agreements with each Fund.
The Investment Manager selects portfolio managers for each Fund (subject to Trustee approval), allocates assets among portfolio managers and monitors the portfolio managers' investment programs and results. Each Fund's investment portfolio is managed by portfolio managers who serve pursuant to Portfolio Management Agreements with the Investment Manager and the Fund. Certain trustees and officers of the Funds are officers of the Investment Manager.

Investment advisory and management fees are paid directly by each Fund to The Managers Funds, L.P. based on average daily net assets. The annualized investment advisory and management fee rates, as a percentage of average daily net assets for the year ended December 31, 1998 (for the period February 9, 1998, commencement of operations, to December 31, 1998 with respect to Emerging Markets Equity), were as follows:

                                 				INVESTMENT ADVISORY
          FUND		                    	AND MANAGEMENT FEE
          ----                       -------------------
	International Equity 	                 0.90%
	Emerging Markets Equity                1.15%*
----------------------------------------------------------

[FN]

*For the period February 9, 1998 (commencement of operations) to December 31, 1998, the Investment Manager voluntarily waived a portion of its investment advisory and management fee, amounting to $22,537.


The Trust has adopted an Administration and Shareholder Servicing Agreement.
The Managers Funds, L.P. serves as each Fund's administrator (the Administrator) and is responsible for all aspects of managing the Funds' operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds' shareholders. During the year ended December 31, 1998, International Equity paid a fee to the Administrator at the rate of 0.25% per annum of the Fund's average daily net assets. For the period February 9, 1998 (commencement of operations) to December 31, 1998, the Administrator voluntarily waived its entire administrative fee with respect to Emerging Markets Equity, amounting to $8,880. All fee waivers may be modified or terminated at any time at the sole discretion of The Managers Funds, L.P.

King Street Advisors, Ltd., a portfolio manager for Emerging Markets Equity, is an affiliate of the Fund's custodian and transfer agent, and, pursuant to its Portfolio Management Agreement, is entitled to receive a fee from the Investment Manager no to exceed 0.75% of average daily assets.

An aggregate annual fee of $10,000 is paid to each outside Trustee for serving as a Trustee of the Trust. In addition, these Trustees receive meet-

-------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
-------------------------------------------------------------------------

ing fees of $750 for each in-person meeting attended, and $200 for participation in any telephonic meetings. The Trustee fee expense shown in the financial statements represents each Fund's allocated portion of the total fees.

(3) PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, excluding short-term securities, for the year ended December 31, 1998 (for the period February 9, 1998, commencement of operations, to December 31, 1998 with respect to Emerging Markets Equity) were as follows:


         	FUND	         		PURCHASES             	SALES
         -----            ---------             -------
International Equity	   $ 390,215,308	       $ 260,436,903
Emerging Markets Equity	    8,630,692           	3,149,663


Only International Equity had purchases or sales of U.S. Government securities, which amounted to $71,486,854 and $65,700,878, respectively.

(4) PORTFOLIO SECURITIES LOANED

Each of the Funds may participate in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral on all securities loaned except for government securities loaned is accepted only in cash. Collateral on government securities loaned is in the form of other similar securities. Collateral is maintained at a minimum level of 100% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in money market funds by the custodian. Earnings of such temporary cash investments are divided between the custodian, as a fee for its services under the program, and the Fund, according to agreed-upon rates. During the year ended
December 31, 1998, neither Fund participated in any security lending program.


(5) FORWARD FOREIGN CURRENCY CONTRACTS

During the year ended December 31, 1998, International Equity invested in forward foreign currency exchange contracts. These investments may involve greater market risk than the amounts disclosed in the Fund's financial statements.

A forward foreign currency exchange contract is an agreement between the Fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of contracts having the same settlement date, amount and counterparty is realized on the date of offset, otherwise gain or loss is realized on settlement date.

The Funds may invest in non-U.S. dollar denominated instruments subject to limitations, and enter into forward foreign currency exchange contracts to facilitate transactions in foreign securities and protect against

-------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (concluded)
-------------------------------------------------------------------------

a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Open forward foreign currency exchange contracts for International Equity at December 31, 1998 were as follows:

                            							 CURRENT             UNREALIZED
		           	 	    	SETTLEMENT    VALUE (IN          GAIN/LOSS (IN
FOREIGN CURRENCY       DATE       U.S. DOLLARS)        U.S. DOLLARS)
---------------      ----------   ------------        --------------
BUY CONTRACTS
Deutsche Mark        	01/04/99    	$    34,159	          $    69
Netherlands Guilder	  01/04/99	        497,320	            1,136
Japanese Yen	         01/05/99	      1,224,771	           15,721
Swedish Krona	        01/05/99        	436,146	           (2,147)
British Pound        	01/07/99      	2,082,586          	(18,294)
                                   -----------          ---------
TOTAL BUY CONTRACTS
  (Payable Amount $4,278,497)	    	$ 4,274,982	         $ (3,515)
                                   -----------          ---------
SELL CONTRACTS
Japanese Yen         	03/29/99	   $ 10,295,186      	 $ (1,571,305)
 (Receivable Amount $8,723,881)   ------------        ------------
                                  ------------        ------------

(6)  FOREIGN SECURITIES

There are certain considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Funds' investments in emerging market countries may involve greater risks than investments in more developed markets. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risks, adverse political and economic developments and possible adverse foreign government intervention.
Securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

                                   35

-----------------------------------------------------------------------------
SUBSEQUENT EVENTS (unaudited)
----------------------------------------------------------------------------

(7) SUBSEQUENT EVENTS

On January 29, 1999, The Managers Funds, L.P. (the Manager) and its partners entered into an agreement (the Purchase Agreement) with Affiliated Managers
Group, Inc. (AMG). Under the Purchase Agreement, at the closing, The Manager will convert into a Delaware limited liability company (LLC) and AMG will acquire a 95% interest in its profits and a 100% interest in the capital of the Manager with the remaining 5% interest in the profits to be retained by certain key employees of the Manager (the Transaction). AMG will become the managing member of the LLC. AMG is a publicly-traded Delaware corporation that acquires and holds interests in investment management firms. The Transaction is expected to close on or about April 2, 1999, subject to various conditions.

At an in-person meeting held on January 13, 1999, the Board of Trustees of The
Managers Funds considered the proposed Transaction and approved a new advisory agreement between each of the 10 Funds comprising the Trust (other than Managers Money Market Fund) and the LLC, new sub-advisory agreements and other contracts with the LLC on the same terms as the existing contracts, and to take effect upon effective date of the Transaction. The approval of the advisory agreements with the LLC and of the Sub-Advisory Agreement on behalf of Managers
Capital Appreciation Fund and Essex Investment Management Company, LLC (an affiliate of AMG) are subject to the approval by the shareholders of the applicable Funds. A special meeting of shareholders will be held to consider these matters before the proposed Transaction is consummated. A proxy statement describing the matters to be considered will be mailed to each shareholder in advance of the meeting.

                                         36


-----------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
-----------------------------------------------------------------------------

To the Trustees of The Managers Funds and the Shareholders of Managers
International Equity Fund and Managers Emerging Markets Equity Fund:


In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material aspects, the financial position of Managers
International Equity Fund and Managers Emerging Markets Equity Fund (two of the series constituting The Managers Funds, hereafter referred to as the Funds) at December 31, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financials statements and financial highlights (hereafter referred to as "financial statements") are teh responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.
We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
February 17, 1999

                                      37


[LOGO}

      WHERE LEADING MONEY MANAGERS CONVERGE

FUND DISTRIBUTOR
THE MANAGERS FUNDS, L.P.
40 Richards Avenue
Norwalk, Connecticut 06854-2325
(203) 857-5321 or (800) 835-3879

CUSTODIAN
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

LEGAL COUNSEL
Swidler Berlin Shereff Friedman, LLP
919 Third Avenue
New York, New York 10022

TRANSFER AGENT
Boston Financial Data Services, Inc.
attn: The Managers Funds
P.O. Box 8517
Boston, Massachusetts 02266-8517
(800) 252-0682

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded by an effective prospectus.

THE MANAGERS FUNDS

EQUITY FUNDS:
------------

INCOME EQUITY FUND
 Scudder Kemper Investments, Inc.
 Chartwell Investment Partners, L.P.

CAPITAL APPRECIATION FUND
 Essex Investment Management Co., Inc.
 Roxbury Capital Management, LLC

SPECIAL EQUITY FUND
 Liberty Investment Management
 Pilgrim Baxter & Associates, Ltd.
 Westport Asset Management, Inc.
 Lazard Asset Management

INTERNATIONAL EQUITY FUND
 Scudder, Kemper Investments, Inc.
 Lazard Assed Management

EMERGING MARKETS EQUITY FUND
 King Street Advisors, Limited

INCOME FUNDS:
------------

MONEY MARKET FUND
 J.P. Morgan

SHORT AND INTERMEDIATE BOND FUND
 Standish, Ayer & Wood, Inc.

INTERMEDIATE MORTGAGE FUND
 Jennison Associates Capital Corp.

BOND FUND
 Loomis, Sayles & Company, L.P.

GLOBAL BOND FUND
 Rogge Global Partners

















